                                                                    EXHIBIT 99.1

SIGNATURES OF THE REPORTING PERSONS
Date:
TH LEE PUTNAM VENTURES, L.P.

By: TH Lee Putnam Fund Advisors, L.P.,
    its general partner

By: TH Lee Putnam Fund Advisors, LLC,
    its general partner

By: /s/ James Brown
    -----------------------------
    Name: James Brown
    Title:  Managing Director

TH LEE PUTNAM PARALLEL VENTURES, L.P.

By: TH Lee Putnam Fund Advisors, L.P.,
    its general partner

By: TH Lee Putnam Fund Advisors, LLC,
    its general partner

By: /s/ James Brown
    ----------------------------
    Name: James Brown
    Title:  Managing Director

TH LEE PUTNAM FUND ADVISORS, L.P.

By: TH Lee Putnam Fund Advisors, LLC,
    its general partner

By: /s/ James Brown
    -----------------------------
    Name: James Brown
    Title:  Managing Director

TH LEE PUTNAM FUND ADVISORS, LLC

By: /s/ James Brown
    -----------------------------
    Name: James Brown
    Title:  Managing Director

THLi COINVESTMENT PARTNERS, LLC

By: TH Lee Putnam Fund Advisors, L.P.,
    its general partner

By: TH Lee Putnam Fund Advisors, LLC,
    its general partner

By: /s/ James Brown
    -----------------------------
    Name: James Brown
    Title:  Managing Director

THOMAS H. LEE

By: /s/ Thomas H. Lee
    -----------------------------